================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08727

                   SunAmerica Senior Floating Rate Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  John T. Genoy
                              Senior Vice President
                        SunAmerica Asset Management Corp.
                    Harborside Financial Center 3200 Plaza 5
                              Jersey City, NJ 07311
                    ----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

================================================================================

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2011

SUNAMERICA
Senior Floating Rate Fund

[LOGO]

                        TABLE OF CONTENTS


          SHAREHOLDERS' LETTER....................................  1
          EXPENSE EXAMPLE.........................................  3
          STATEMENT OF ASSETS AND LIABILITIES.....................  5
          STATEMENT OF OPERATIONS.................................  6
          STATEMENT OF CHANGES IN NET ASSETS......................  7
          STATEMENT OF CASH FLOWS.................................  8
          FINANCIAL HIGHLIGHTS....................................  9
          PORTFOLIO OF INVESTMENTS................................ 10
          NOTES TO FINANCIAL STATEMENTS........................... 22
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 30
          DIRECTORS AND OFFICERS INFORMATION...................... 31
          SHAREHOLDER TAX INFORMATION............................. 34
          COMPARISON: FUND VS. INDEX.............................. 35

        DECEMBER 31, 2011                                          ANNUAL REPORT

        SHAREHOLDERS' LETTER -- (unaudited)

Dear Shareholders:

We are pleased to present this annual report for the SunAmerica Senior Floating Rate Fund (the "Fund") for the annual period ended December 31, 2011.

The Fund's annual period proved to be a challenging one for risk assets generally and for the floating-rate loan market in particular. Indeed, almost all areas of the global financial markets experienced a broad "risk on/risk off" trading pattern, with the "risk off" assets winning for the year. The "risk on/risk off" trading pattern was one in which investors vacillated en masse between sharply optimistic or pessimistic views toward the financial markets, such that swings in risk appetite became more frequent and more dramatic. Amidst such significant volatility, correlations between and within asset classes markedly increased. By the end of 2011, the floating rate loan market finished the year with positive, albeit modest, gains.

Early in 2011, positive economic fundamentals led to growing optimism regarding the recovery in the U.S. However, geopolitical instability in the Middle East and North Africa and the tragic natural and nuclear disasters in Japan dampened economic growth expectations and weighed on investor sentiment in the spring months. Investor risk appetite continued to deteriorate during the third quarter amid a deepening sovereign debt crisis in Europe, heightening inflationary pressures in many emerging markets and signs the U.S. economic recovery was losing momentum. Following political gridlock surrounding the U.S. debt ceiling debate, Standard & Poor's downgraded the U.S. government's long-term credit rating one notch from AAA to AA+ for the first time in history and maintained a negative outlook on U.S. debt. The Federal Reserve (the "Fed") maintained its accommodative stance, as it had throughout the year, and even expanded its efforts to spur the economy. In August, the Fed announced that it would keep short-term interest rates low until at least the middle of 2013. Then, in early September, the Fed reiterated its commitment to holding down long-term interest rates through the introduction of a program dubbed Operation Twist. Operation Twist is a program whereby the Fed would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities. However, the flight to quality continued. Volatility remained elevated during the fourth quarter, largely as a result of shifting headlines on the European sovereign debt crisis. Still, risk assets generally recovered from a tough third quarter to chalk up solid gains during the fourth quarter, buoyed by better U.S. economic data and strong reported business results, which together provided some reassurance that a recession was not imminent as had been feared in the fall.

For the year as a whole, the U.S. equity market, as measured by the S&P(R) 500 Index/1/, returned 2.11%, while the U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index/2/, returned 7.84%. Floating rate loans, as measured by the S&P/LSTA Leveraged Loan Index (LLI)/3/, returned 1.52% for the annual period.

The technical conditions of the floating rate loan market proved most challenging during the annual period, as the asset class was not immune to the volatile macro market conditions just described. On the demand side, weekly flows into U.S. bank loan mutual funds were positive through the first 30 weeks of 2011, as investors were attracted to the loans' yield and low interest rate sensitivity. AMG Data Services reported more than $25 billion of inflows into U.S. bank loan mutual funds during the first half of 2011 alone. However, flows turned negative in August and remained negative in 20 of the last 22 weeks of the year, during which the floating rate loan asset class saw an aggregate outflow of $7.7 billion. On the supply side, new loan issuance peaked during the first half of 2011 at levels not seen since prior to 2009. New loan issuance moderated during the second half of 2011 with fewer deals coming to market.

Fundamentals, on the other hand, generally supported the floating rate loan market during the annual period. Notably, the default rate within the asset class reached a new 54-month low of 0.17% in late December, as measured by principal amount, and reached a new 48-month low of 0.62%, as measured by issuer count./4/ Also, corporate earnings generally improved and surprised to the upside in 2011.

By quality rating, higher-quality loans outperformed the lower-quality segments of the loan market in 2011, a reversal from 2010. The strongest performing loan group in the S&P/LSTA LLI during the annual period was bonds rated BB, which returned 2.74%, followed by loans rated B, which returned 2.14%. Loans in the S&P/LSTA LLI rated CCC trailed, returning -6.31%.

Performance among the various industries within the S&P/LSTA LLI was widely dispersed. Among the strongest performing industries were clothing-textiles; home furnishings; oil and gas; containers and glass products; and industrial equipment. These industries posted returns of 7.87%, 7.32%, 5.70%, 5.43% and 5.16%, respectively, during the annual period. Among the weakest performing industries were publishing; beverage and tobacco; and media, which generated returns of -10.03%, -5.13% and -3.83%, respectively, during the annual period.

At the end of the annual period, we remained concerned about global economic growth trends and continuing uncertainties about resolution to the European sovereign debt crises, as such persistent conditions may mean continued volatility in loan prices in the months ahead. However, valuations of floating rate loans at the end of the annual period were in the bottom decile of historical levels and, in our view, had already priced in a lot of bad news. Also, spreads, or yield differentials, between the floating rate loan asset class and comparable-duration U.S. Treasuries were near historic highs. These factors, along with solid credit fundamentals, low levels of maturities in the upcoming year, and the pricing in of a prolonged period of low interest rates created, in our view, attractive conditions for the asset class going forward.

On the following pages, you will find a brief discussion regarding the Fund's annual results. You will also find the financial statements and portfolio information for the Fund for the annual period ended December 31, 2011.

As always, we remain diligent in the management of your assets. If you have any questions, or require additional information on this or other SunAmerica Funds, we invite you to visit www.sunamericafunds.com or call the Shareholder Services Department at 800-858-8850. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

THE SUNAMERICA SENIOR FLOATING RATE FUND PORTFOLIO MANAGER

Jeffrey W. Heuer
Wellington Management

--------
Past performance is no guarantee of future results.

/1/The S&P(R) 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

/2/The BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

/3/The S&P/LSTA LEVERAGED LOAN INDEX (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilized real-time market weightings, spreads and interest payments.

/4/http://www.lsta.org

Indices are not managed and an investor cannot invest directly into an index.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market, in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade, or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2011 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and
(2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2011 and held until December 31, 2011.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2011" to estimate the expenses you paid on your account during this period. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's prospectus, your retirement plan documents and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2011" column does not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, qualified retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2011 -- (UNAUDITED) (CONTINUED)


                                                   ACTUAL                                            HYPOTHETICAL
                            ---------------------------------------------------- ---------------------------------
                                                 ENDING                                           ENDING ACCOUNT
                                              ACCOUNT VALUE     EXPENSES PAID                       VALUE USING
                               BEGINNING      USING ACTUAL        DURING THE        BEGINNING    A HYPOTHETICAL 5%
                             ACCOUNT VALUE     RETURNS AT      SIX MONTHS ENDED   ACCOUNT VALUE  ASSUMED RETURN AT
                            AT JULY 1, 2011 DECEMBER 31, 2011 DECEMBER 31, 2011* AT JULY 1, 2011 DECEMBER 31, 2011
                            --------------- ----------------- ------------------ --------------- -----------------
Senior Floating Rate Fund#
   Class A.................    $1,000.00         $979.70            $7.24           $1,000.00        $1,017.90
   Class C.................    $1,000.00         $978.29            $8.73           $1,000.00        $1,016.38

                            -------------------
                                                 EXPENSE
                              EXPENSES PAID       RATIO
                                DURING THE        AS OF
                             SIX MONTHS ENDED  DECEMBER 31,
                            DECEMBER 31, 2011*    2011*
                            ------------------ ------------
Senior Floating Rate Fund#
   Class A.................       $7.38            1.45%
   Class C.................       $8.89            1.75%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial advisor for more information.
# During the stated period, the investment adviser either waived/reimbursed a portion of or all of the fees/expenses and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived/reimbursed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2011" and the "Expense Ratios" would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2011

ASSETS:
Investments at value (unaffiliated)*............................... $359,469,403
Cash...............................................................        2,239
Receivable for:
  Fund shares sold.................................................      976,393
  Dividends and interest...........................................    2,166,476
  Investments sold.................................................    7,098,235
Prepaid expenses and other assets..................................        6,161
Due from investment adviser for expense reimbursements/fee waivers.       80,610
                                                                    ------------
  Total assets.....................................................  369,799,517
                                                                    ------------
LIABILITIES:
Payable for:
  Fund shares redeemed.............................................      852,000
  Investments purchased............................................    7,975,278
  Investment advisory and management fees..........................      262,055
  Distribution and service maintenance fees........................      178,046
  Administration fees..............................................       61,660
  Transfer agent fees and expenses.................................       82,182
  Directors' fees and expenses.....................................        2,829
  Other accrued expenses...........................................      285,040
Dividends payable..................................................      373,122
Commitments (Note 11)..............................................           --
                                                                    ------------
  Total liabilities................................................   10,072,212
                                                                    ------------
   Net Assets...................................................... $359,727,305
                                                                    ============
NET ASSETS REPRESENTED BY:
Common stock, $.01 par value....................................... $    452,069
Additional paid-in capital.........................................  435,435,902
                                                                    ------------
                                                                     435,887,971
Accumulated undistributed net investment income (loss).............       (8,403)
Accumulated undistributed net realized gain (loss) on investments..  (56,985,697)
Unrealized appreciation (depreciation) on investments..............  (19,166,566)
                                                                    ------------
   Net Assets...................................................... $359,727,305
                                                                    ============
CLASS A:
Net assets......................................................... $160,949,223
Shares outstanding.................................................   20,218,881
Net asset value and redemption price per share..................... $       7.96
Maximum sales charge (3.75% of offering price).....................         0.31
                                                                    ------------
Maximum offering price to public................................... $       8.27
                                                                    ============
CLASS C:
Net assets......................................................... $198,778,082
Shares outstanding.................................................   24,987,995
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charges)...... $       7.95
                                                                    ============
*COST
  Investment securities (unaffiliated)............................. $378,635,969
                                                                    ============

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME:
Interest (unaffiliated)........................................................... $ 22,409,027
Dividends (unaffiliated)..........................................................        7,171
Facility and other fee income (Note 2)............................................    4,128,430
                                                                                   ------------
   Total investment income........................................................   26,544,628
                                                                                   ------------
EXPENSES:
Investment advisory and management fees...........................................    3,927,047
Administration fees...............................................................      924,011
Distribution and service maintenance fees:
  Class A.........................................................................      861,200
  Class C.........................................................................    1,619,612
Transfer agent fees and expenses:
  Class A.........................................................................      563,417
  Class C.........................................................................      491,481
Registration fees:
  Class A.........................................................................       52,582
  Class C.........................................................................       41,265
Accounting service fees...........................................................      100,979
Custodian and accounting fees.....................................................      148,687
Reports to shareholders...........................................................       77,507
Audit and tax fees................................................................       99,327
Legal fees........................................................................       29,799
Directors' fees and expenses......................................................       54,377
Interest expense..................................................................       10,100
Other expenses....................................................................      116,951
                                                                                   ------------
   Total expenses before fee waivers, expense reimbursements and custody credits..    9,118,342
   Fees waived and expenses reimbursed by investment adviser (Note 5).............   (1,771,408)
   Custody credits earned on cash balances........................................          (10)
                                                                                   ------------
   Net expenses...................................................................    7,346,924
                                                                                   ------------
Net investment income (loss)......................................................   19,197,704
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)............................  (10,179,559)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....  (11,283,617)
                                                                                   ------------
Net realized and unrealized gain (loss) on investments............................  (21,463,176)
                                                                                   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ (2,265,472)
                                                                                   ============

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR  FOR THE YEAR
                                                                          ENDED         ENDED
                                                                       DECEMBER 31,  DECEMBER 31,
                                                                           2011          2010
                                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)......................................... $ 19,197,704  $ 14,523,481
 Net realized gain (loss) on investments (unaffiliated)...............  (10,179,559)    1,339,860
 Net unrealized gain (loss) on investments (unaffiliated).............  (11,283,617)   15,324,752
                                                                       ------------  ------------
Increase (decrease) in net assets resulting from operations...........   (2,265,472)   31,188,093
                                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)......................................  (10,260,446)   (8,312,099)
 Net investment income (Class C)......................................   (8,385,337)   (6,542,623)
                                                                       ------------  ------------
Total distributions to shareholders...................................  (18,645,783)  (14,854,722)
                                                                       ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 3)................................................  (65,226,604)  196,049,379
                                                                       ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................  (86,137,859)  212,382,750
NET ASSETS:
Beginning of period...................................................  445,865,164   233,482,414
                                                                       ------------  ------------
End of period+........................................................ $359,727,305  $445,865,164
                                                                       ============  ============
+Includes accumulated undistributed net investment income (loss)...... $     (8,403) $   (560,324)
                                                                       ============  ============

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CASH FLOWS -- FOR THE YEAR ENDED DECEMBER 31, 2011

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations.................................................................... $  (2,265,472)

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
  Purchase of loans/securities................................................................................  (276,799,998)
  Proceeds from loans/securities sold.........................................................................   163,363,201
  Loan principal paydowns.....................................................................................   161,968,518
  Net sales of short-term securities..........................................................................    44,514,861
  Accretion of facility fee income............................................................................    (2,658,650)
  Increase in receivable for dividends and interest...........................................................      (304,401)
  Increase in receivable for investments sold.................................................................    (4,214,266)
  Decrease in amount due from investment adviser for expense reimbursements/fee waivers.......................        69,638
  Increase in prepaid expenses and other assets...............................................................          (599)
  Decrease in payable for investments purchased...............................................................   (22,499,854)
  Decrease in payable for investment advisory and management fees.............................................       (46,718)
  Decrease in payable for distribution and maintenance fees...................................................       (14,339)
  Decrease in payable for administration fees.................................................................       (10,993)
  Increase in other accrued expenses..........................................................................        26,581
  Unrealized depreciation on investments......................................................................    11,283,617
  Net realized loss from investments..........................................................................    10,179,559
                                                                                                               -------------
Net cash provided by operating activities..................................................................... $  82,590,685
                                                                                                               -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold.....................................................................................   263,412,548
Payment on shares redeemed....................................................................................  (337,702,665)
Cash dividends paid...........................................................................................    (8,298,329)
                                                                                                               -------------
Net cash used in financing activities......................................................................... $ (82,588,446)
                                                                                                               -------------
Net increase in cash..........................................................................................         2,239
Cash balance at beginning of period...........................................................................            --
                                                                                                               -------------
Cash balance at end of period................................................................................. $       2,239
                                                                                                               =============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $10,818,982.

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        FINANCIAL HIGHLIGHTS

                                  NET GAIN
                                  (LOSS) ON
               NET               INVESTMENTS                        DIVIDENDS           NET               NET     RATIO OF
              ASSET                 (BOTH               DIVIDENDS   FROM NET           ASSET            ASSETS,   EXPENSES
             VALUE,      NET      REALIZED   TOTAL FROM  FROM NET   REALIZED    TOTAL  VALUE,           END OF   TO AVERAGE
  PERIOD    BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT  GAINS ON   DISTRI- END OF   TOTAL   PERIOD      NET
  ENDED     OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   INVESTMENTS BUTIONS PERIOD RETURN(2) (000'S)  ASSETS(3)
----------  --------- ---------- ----------- ---------- ---------- ----------- ------- ------ --------- -------- ----------
                                                                    CLASS A
                                                                    -------
12/31/07      $9.40     $0.56      $(0.48)     $ 0.08     $(0.60)   $     --   $(0.60) $8.88     0.84%  $ 89,077    1.45%
12/31/08       8.88      0.49       (3.74)      (3.25)     (0.49)         --    (0.49)  5.14   (38.20)    25,546    1.45
12/31/09       5.14      0.32        2.72        3.04      (0.35)         --    (0.35)  7.83    60.63    103,932    1.45
12/31/10       7.83      0.34        0.46        0.80      (0.36)         --    (0.36)  8.27    10.33    255,026    1.45
12/31/11       8.27      0.36       (0.33)       0.03      (0.34)         --    (0.34)  7.96     0.36    160,949    1.45
                                                                    CLASS C
                                                                    -------
12/31/07      $9.40     $0.57      $(0.52)     $ 0.05     $(0.58)   $     --   $(0.58) $8.87     0.43%  $235,957    1.75%
12/31/08       8.87      0.47       (3.74)      (3.27)     (0.46)         --    (0.46)  5.14   (38.31)    86,126    1.75
12/31/09       5.14      0.32        2.69        3.01      (0.33)         --    (0.33)  7.82    59.94    129,550    1.75
12/31/10       7.82      0.32        0.45        0.77      (0.33)         --    (0.33)  8.26    10.01    190,839    1.75
12/31/11       8.26      0.33       (0.32)       0.01      (0.32)         --    (0.32)  7.95     0.06    198,778    1.75

              RATIO OF
                 NET
             INVESTMENT
              INCOME TO
  PERIOD       AVERAGE    PORTFOLIO
  ENDED     NET ASSETS(3) TURNOVER
----------  ------------- ---------


12/31/07        6.58%        91%
12/31/08        6.05         32
12/31/09        4.94         74
12/31/10        4.34         41
12/31/11        4.27         63


12/31/07        6.24%        91%
12/31/08        5.89         32
12/31/09        4.88         74
12/31/10        4.03         41
12/31/11        4.02         63

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense waivers and/or reimbursements, if applicable (based on average daily net assets) (See Note 5):

                      12/31/07 12/31/08 12/31/09 12/31/10 12/31/11
                      -------- -------- -------- -------- --------
             Class A.   0.59%    0.65%    0.55%    0.38%    0.33%
             Class C.   0.65     0.73     0.66     0.48     0.44

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO PROFILE -- DECEMBER 31, 2011 -- (UNAUDITED)

       INDUSTRY ALLOCATION*
       Media....................................................... 10.4%
       Hotels, Restaurants & Leisure...............................  8.2
       Health Care Providers & Services............................  6.7
       Chemicals...................................................  4.1
       IT Services.................................................  3.8
       Auto Components.............................................  3.7
       Software....................................................  3.6
       Commercial Services & Supplies..............................  3.6
       Diversified Financial Services..............................  3.1
       Registered Investment Companies.............................  2.9
       Industrial Conglomerates....................................  2.9
       Wireless Telecommunication Services.........................  2.8
       Food & Staples Retailing....................................  2.7
       Aerospace & Defense.........................................  2.4
       Communications Equipment....................................  2.2
       Energy Equipment & Services.................................  2.1
       Semiconductors & Semiconductor Equipment....................  1.8
       Capital Markets.............................................  1.8
       Pharmaceuticals.............................................  1.7
       Specialty Retail............................................  1.7
       Biotechnology...............................................  1.6
       Food Products...............................................  1.5
       Consumer Finance............................................  1.4
       Insurance...................................................  1.4
       Health Care Technology......................................  1.3
       Containers & Packaging......................................  1.3
       Oil, Gas & Consumable Fuels.................................  1.3
       Multiline Retail............................................  1.2
       Industrial Power Producers & Energy Traders.................  1.2
       Diversified Telecommunication Services......................  1.2
       Multi Utilities.............................................  1.1
       Airlines....................................................  1.0
       Road & Rail.................................................  1.0
       Professional Services.......................................  0.9
       Personal Products...........................................  0.9
       Health Care Equipment & Supplies............................  0.9
       Thrifts & Mortgage Finance..................................  0.9
       Metals & Mining.............................................  0.8
       Automobiles.................................................  0.8
       Distributors................................................  0.7
       Machinery...................................................  0.7
       Leisure Equipment & Products................................  0.6
       Building Products...........................................  0.6
       Household Products..........................................  0.6
       Internet Software & Services................................  0.5
       Real Estate Management & Development........................  0.5
       Marine......................................................  0.4
       Life Sciences Tools & Services..............................  0.4
       Transportation Infrastructure...............................  0.3
       Paper & Forest Products.....................................  0.3
       Textiles, Apparel & Luxury Goods............................  0.2
       Diversified Consumer Services...............................  0.2
                                                                    ----
                                                                    99.9%
                                                                    ====

      CREDIT QUALITY+#
      BBB.........................................................   0.3%
      BBB-........................................................   3.2
      BB+.........................................................   4.8
      BB..........................................................   9.1
      BB-.........................................................  26.5
      B+..........................................................  24.9
      B...........................................................  15.9
      B-..........................................................   5.7
      CCC+........................................................   1.3
      CCC.........................................................   1.7
      CC..........................................................   1.0
      Not Rated@..................................................   5.6
                                                                   -----
                                                                   100.0%
                                                                   =====

--------
*  Calculated as a percentage of net assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011

                                             RATINGS/(1)/
                                             (UNAUDITED)
                                             ------------
                                                           INTEREST  MATURITY  PRINCIPAL    VALUE
      INDUSTRY DESCRIPTION           TYPE    MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------
LOANS(3)(4) -- 95.4%
AEROSPACE & DEFENSE -- 2.4%
  DigitalGlobe, Inc............... BTL-B      Ba3    BB+    5.75%    10/12/18  $1,250,000 $ 1,231,249
  SI Organization, Inc............ BTL-B      Ba3     B+     4.50    11/22/16   2,291,850   2,200,175
  Transdigm Group, Inc............ BTL-B      Ba2    BB-     4.00    02/14/17   3,049,200   3,028,237
  Wesco International, Inc........ BTL-B      Ba3    BB-     4.25    04/07/17     587,122     587,611
  Wyle Laboratories, Inc.......... BTL-B       B1     BB     5.75    05/14/17   2,125,145   2,082,642
                                                                                          -----------
                                                                                            9,129,914
                                                                                          -----------
AIRLINES -- 1.0%
  Delta Air Lines, Inc............ BTL        Ba2    BB-     5.50    04/20/17   2,835,750   2,693,963
  United Airlines, Inc............ Tranche B  Ba3    BB-     2.31    02/01/14   1,354,444   1,299,691
                                                                                          -----------
                                                                                            3,993,654
                                                                                          -----------
AUTO COMPONENTS -- 3.7%
  Allison Transmission, Inc....... BTL-B       B1    BB-     2.78    08/07/14   3,202,379   3,133,755
  Federal Mogul Corp.............. BTL-B      Ba3     B+  2.21-2.22  06/27/15   1,606,599   1,490,791
  Federal Mogul Corp.............. BTL-C      Ba3     B+  2.21-2.22  06/27/15     819,693     760,607
  Metaldyne Co. LLC............... BTL-B       B1     B+     5.25    05/18/17     992,500     982,575
  Remy International, Inc......... BTL-B       B1     B+     6.25    12/17/16   2,004,750   1,976,349
  Tenneco, Inc.................... BTL-B      Baa3   BBB-    4.80    06/03/16     985,000     985,000
  UCI International, Inc.......... BTL-B      Ba2     B+     5.50    07/26/17   2,222,550   2,230,885
  Viking Acquisition, Inc......... BTL-B      Ba3     B+     6.00    11/05/16   1,717,650   1,627,473
                                                                                          -----------
                                                                                           13,187,435
                                                                                          -----------
AUTOMOBILES -- 0.8%
  Chrysler Group LLC.............. BTL-B      Ba2     BB     6.00    05/24/17   2,860,625   2,714,018
                                                                                          -----------
BIOTECHNOLOGY -- 1.6%
  Alkermes, Inc................... BTL-B       B1     BB     6.75    09/16/17   2,500,000   2,487,500
  Alkermes, Inc................... 2nd Lien   Caa1    B      9.50    09/16/18   1,750,000   1,732,500
  Grifols SA...................... BTL-B      Ba3     BB     6.00    06/01/17   1,524,831   1,523,403
                                                                                          -----------
                                                                                            5,743,403
                                                                                          -----------
BUILDING PRODUCTS -- 0.6%
  Brand Services, Inc............. BTL         B2     B   2.69-2.88  02/07/14   1,819,984   1,484,803
  Brand Services, Inc............. BTL-B2      B2     B   3.69-3.81  02/07/14     914,683     772,907
                                                                                          -----------
                                                                                            2,257,710
                                                                                          -----------
CAPITAL MARKETS -- 1.8%
  BNY ConvergEX Group LLC......... BTL-A       B1     B+     5.00    12/16/16     614,696     597,024
  BNY ConvergEX Group LLC......... BTL-B       B1     B+     8.75    12/16/16     270,654     268,407
  BNY ConvergEX Group LLC......... BTL-A       B2     B-     8.75    12/16/17   1,461,675   1,439,750
  BNY ConvergEX Group LLC......... BTL-B       B2     B-     8.75    12/16/17     613,325     604,125
  Nuveen Investments, Inc......... BTL-B       B2     B   3.42-3.58  11/13/14   1,383,480   1,322,607
  Nuveen Investments, Inc......... BTL         B2     B   5.92-6.08  05/13/17   1,616,520   1,558,427
  Tensar Earth Technologies, Inc.. BTL-B       B2     B-     7.75    10/31/12     704,938     692,602
                                                                                          -----------
                                                                                            6,482,942
                                                                                          -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                 RATINGS/(1)/
                                                 (UNAUDITED)
                                                 ------------
                                                               INTEREST  MATURITY  PRINCIPAL    VALUE
         INDUSTRY DESCRIPTION             TYPE   MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 3.8%
  Ashland, Inc......................... BTL-B     Baa3    BB    3.75%    08/23/18  $1,570,219 $ 1,578,437
  Chemtura Corp........................ BTL       Ba1    BB+     5.50    08/27/16   1,890,000   1,902,994
  GenTek............................... BTL        B1     B   5.00-5.75  03/09/18   1,751,836   1,743,808
  Hexion Specialty Chemicals, Inc...... BTL-C1    Ba3     B-     4.06    05/05/15     473,260     457,140
  Hexion Specialty Chemicals, Inc...... BTL-C2    Ba3     B-     4.38    05/05/15     212,224     204,995
  Houghton International, Inc.......... BTL-B      B1     B      6.75    01/31/16     494,106     493,180
  Huntsman International LLC........... BTL-C     Ba2     BB  2.55-2.63  06/30/16     264,918     253,129
  Momentive Performance................ BTL-B     Ba3     B      3.81    05/05/15   1,956,271   1,897,583
  OMNOVA Solutions, Inc................ BTL-B     Ba2     B+     5.75    05/31/17     544,500     536,333
  PolyOne Corp......................... BTL-B     Ba1    BB-     5.00    12/21/17     475,000     476,579
  Solutia, Inc......................... BTL-B     Ba1    BB+     3.50    08/01/17     654,493     655,720
  Styron LLC........................... BTL-B      B1     B+     6.00    08/02/17   1,275,891   1,104,708
  Univar, Inc.......................... BTL-B      B2     B+     5.00    04/28/17   2,554,175   2,471,164
                                                                                              -----------
                                                                                               13,775,770
                                                                                              -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.6%
  Altegrity, Inc....................... BTL-B      B1     B+     7.75    08/03/15   1,235,459   1,225,164
  ATI Schools@#(7)..................... BTL        NR     NR     8.25    06/30/12     224,025     217,741
  ATI Schools(7)....................... BTL-B     Ba3     CC    12.25    12/31/14   1,004,992     326,622
  ATI Schools@#(7)..................... BTL        NR     NR    13.25    06/30/12      19,856      18,856
  Audio Visual Services Group, Inc..... 2nd Lien   NR     NR     6.08    08/28/14   1,077,040     597,757
  KAR Auction Services, Inc............ BTL-B     Ba3    BB-     5.00    05/19/17   1,044,750   1,032,997
  New Holdings I LLC................... BTL-B     Ba3     B+     6.00    03/23/16   2,614,286   2,424,750
  New Holdings I LLC................... BTL        B3     B-     9.50    03/23/17   1,750,000   1,522,500
  Quad Graphics, Inc................... BTL-B     Ba2    BBB-    4.00    07/26/18     748,125     740,006
  Reynolds Group Holdings, Inc......... Tranch E  Ba3    BB-     6.50    02/09/18   3,915,008   3,885,645
  ValleyCrest Cos...................... 1st Lien   NR     NR     6.50    10/04/16     873,836     830,144
                                                                                              -----------
                                                                                               12,822,182
                                                                                              -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
  Aeroflex, Inc........................ BTL-B      B1    BB-     4.25    05/09/18   2,074,575   1,960,473
  CommScope, Inc....................... BTL-B     Ba3     BB     5.00    01/14/18     994,987     990,841
  Sorenson Communications, Inc......... BTL-C      NR     NR     6.00    08/16/13   5,196,096   5,025,924
                                                                                              -----------
                                                                                                7,977,238
                                                                                              -----------
CONSUMER FINANCE -- 1.4%
  Fifth Third Processing Solutions LLC. BTL-B     Ba3    BB-     4.50    11/18/16   4,989,695   4,985,538
                                                                                              -----------
CONTAINERS & PACKAGING -- 1.3%
  Anchor Glass Container Corp.......... 1st Lien   B1    BB-     6.00    02/03/16   1,000,000     998,750
  Anchor Glass Container Corp.......... 2nd Lien   B3     B-    10.00    09/02/16     560,000     558,600
  BWAY Corp............................ BTL-B     Ba3     B+     4.50    02/09/18     825,004     815,379
  BWAY Corp............................ BTL-C     Ba3     B+     4.50    02/09/18      76,051      75,164
  Consolidated Container Co............ 2nd Lien  Caa1   CCC+    5.81    09/28/14   1,250,000   1,062,500
  Tank Intermediate Holding Corp....... BTL-A      B1     B+  5.00-6.00  04/15/16   1,086,792   1,085,434
                                                                                              -----------
                                                                                                4,595,827
                                                                                              -----------
DISTRIBUTORS -- 0.7%
  CDW Corp............................. BTL-B      B2     B      4.00    07/15/17   2,784,560   2,648,813
                                                                                              -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
  Vertrue, Inc.(7)..................... BTL        B3    CCC+    5.81    08/18/14   2,111,645     570,144
  Vertrue, Inc.(7)..................... 2nd Lien  Caa3   CCC-    9.37    08/14/15   1,490,000      26,075
                                                                                              -----------
                                                                                                  596,219
                                                                                              -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                         RATINGS/(1)/
                                                         (UNAUDITED)
                                                         ------------
                                                                      INTEREST  MATURITY  PRINCIPAL    VALUE
             INDUSTRY DESCRIPTION                 TYPE   MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
  Axcan Pharma, Inc............................ BTL-B      B1     BB    5.50%   02/11/17  $2,281,900 $ 2,247,672
  BLB Management Services, Inc................. 1st Lien   B2     BB    7.75    11/05/15     126,867     127,026
  BRSP LLC..................................... BTL        B1     BB    7.50    06/04/14   1,526,677   1,534,310
  Foxco Acquisition LLC........................ BTL-B      B1     B+    4.75    07/21/15   1,969,872   1,928,816
  Global Cash Access LLC....................... BTL        B1    BB-    7.00    03/01/16   1,657,143   1,656,107
  Pinnacle Foods Group, Inc.................... BTL-B     Ba3     B+  2.77-2.87 04/02/14     954,420     933,237
  Visant Corp.................................. BTL       Ba3    BB-  5.25-6.25 12/22/16   2,886,814   2,713,605
                                                                                                     -----------
                                                                                                      11,140,773
                                                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
  Level 3 Financing, Inc....................... BTL-B3    Ba3     B+    5.75    09/01/18     445,000     439,159
  Telcordia Technologies, Inc.................. BTL-B      B1     B+    6.75    04/28/16     972,736     967,872
  U.S. TelePacific Corp........................ BTL        B3     B-    5.75    02/23/17   1,927,881   1,792,929
  West Corp.................................... BTL-B2    Ba3    BB-  2.65-2.90 10/24/13     986,558     981,008
                                                                                                     -----------
                                                                                                       4,180,968
                                                                                                     -----------
ELECTRIC UTILITIES -- 0.0%
  Mach Gen LLC................................. LOC       Ba3     B     2.58    02/22/13      88,760      83,434
                                                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 1.9%
  Aquilex Holdings LLC......................... BTL-B     Caa3    CC    7.00    04/01/16   1,959,613   1,758,753
  Frac Tech International LLC.................. BTL-B      B2     B+    6.25    05/06/16   2,373,597   2,347,079
  MEG Energy Corp.............................. BTL-B     Ba3    BBB-   4.00    03/18/18   2,768,063   2,766,332
                                                                                                     -----------
                                                                                                       6,872,164
                                                                                                     -----------
FOOD & STAPLES RETAILING -- 2.7%
  BJ's Wholesale Club, Inc..................... 1st Lien   B1     B+    7.00    09/29/18     800,000     803,892
  Great Atlantic & Pacific Tea Co., Inc.(5).... DIP        NR     NR    8.75    06/14/12   1,150,000   1,156,708
  Rite Aid Corp................................ BTL-B2     B3     B+  2.03-2.05 06/04/14   1,886,109   1,791,411
  Rite Aid Corp................................ BTL-B5     B3     B+    4.50    03/03/18   2,401,707   2,298,433
  Smart & Final, Inc........................... 1st Lien   B3     B+    5.05    05/31/16     416,420     404,968
  Smart & Final, Inc........................... 2nd Lien  Caa1   CCC+   9.05    11/30/14   1,000,000     972,500
  Sprouts Farmers Market LLC................... BTL-B      B2     B+    6.00    04/18/18   2,262,900   2,204,913
                                                                                                     -----------
                                                                                                       9,632,825
                                                                                                     -----------
FOOD PRODUCTS -- 1.5%
  B&G Foods, Inc............................... BTL-B     Ba2     BB    4.50    11/30/18   1,050,000   1,054,266
  Brickman Group Holdings, Inc................. BTL-B      B1     B+    7.25    10/14/16   2,069,100   2,075,566
  Darling International, Inc................... BTL-B     Ba1    BBB-   5.75    12/17/16     137,000     137,557
  Michael Foods, Inc........................... BTL-B      B1     B+    4.25    02/25/18   2,051,908   2,028,824
                                                                                                     -----------
                                                                                                       5,296,213
                                                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
  Carestream Health, Inc....................... BTL-B      B1    BB-    5.00    02/25/17      25,477      23,088
  Immucor, Inc................................. BTL-B     Ba3    BB-    7.25    07/02/18     872,813     878,995
  Kinetic Concepts, Inc........................ BTL-B     Ba2    BB-    7.00    05/04/18     410,000     414,213
  PTS Pharmaceuticals.......................... BTL-B     Ba3    BB-    2.55    04/10/14   1,910,000   1,842,354
                                                                                                     -----------
                                                                                                       3,158,650
                                                                                                     -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                          RATINGS/(1)/
                                                          (UNAUDITED)
                                                          ------------
                                                                        INTEREST  MATURITY  PRINCIPAL    VALUE
           INDUSTRY DESCRIPTION                  TYPE     MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 6.6%
  Alliance HealthCare Services, Inc......... BTL-B         Ba3     B+    7.25%    06/01/16  $  308,746 $   272,083
  Community Health Systems, Inc............. BTL           Ba3     BB  3.80-4.02  01/25/17     825,272     800,169
  DaVita, Inc............................... BTL-B         Ba2     BB     4.50    10/20/16   1,727,550   1,728,414
  HCA, Inc.................................. Tranche B3    Ba3     BB     3.55    05/01/18   1,000,000     947,708
  Health Management Associates, Inc......... BTL-B         Ba3    BB-     4.50    11/18/18     615,000     612,844
  HealthSpring, Inc......................... BTL-B         Ba3    BB-     6.00    10/22/16   2,804,499   2,783,465
  inVentiv Health, Inc...................... BTL-B          B1    BB-     6.50    08/04/16   2,187,932   2,100,414
  Kindred Healthcare, Inc................... BTL-B         Ba3     B+     5.25    06/01/18   1,592,000   1,487,194
  Multiplan, Inc............................ BTL           Ba3     B      4.75    08/18/17   2,471,922   2,363,775
  National Surgical Hospitals, Inc.(8)...... BTL            B2     B      8.25    01/04/17   3,097,346   2,896,019
  Prime Healthcare Services, Inc............ BTL-B          B1     NR     7.25    04/28/15     872,222     841,695
  Quintiles Transnational Corp.............. BTL-B          B1    BB-     5.00    06/08/18   1,713,881   1,687,428
  Renal Advantage Holdings, Inc............. BTL-B         Ba3     B      5.75    12/17/16     648,400     648,806
  Universal Health Services, Inc............ BTL-B         Ba2    BB+  3.75-5.00  11/15/16     746,532     746,248
  Vantage Oncology, Inc..................... BTL-B          B2     B      6.25    02/28/17     421,429     404,571
  Vantage Oncology, Inc..................... BTL            B2     B      6.25    02/28/17   3,468,874   3,330,119
                                                                                                       -----------
                                                                                                        23,650,952
                                                                                                       -----------
HEALTH CARE TECHNOLOGY -- 1.3%
  Emdeon Business Services LLC.............. BTL-B         Ba3    BB-     6.75    08/03/18     145,000     146,427
  IMS Health, Inc........................... BTL-B         Ba3     BB     4.50    08/31/17   2,677,350   2,674,003
  MedAssets, Inc............................ BTL           Ba3    BB-     5.25    11/16/16   1,822,520   1,819,102
                                                                                                       -----------
                                                                                                         4,639,532
                                                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 7.9%
  24 Hour Fitness Worldwide, Inc............ BTL-B         Ba3     B+     7.50    04/22/16   1,711,282   1,642,117
  Burger King Corp.......................... BTL-B         Ba3    BB-     4.50    10/19/16   3,130,953   3,083,337
  Caesars Entertainment Operating Co., Inc.. BTL-B2         B3     B      4.67    01/28/18   4,000,000   3,320,000
  CCM Merger, Inc........................... BTL-B          B3     B+     7.00    03/01/17   3,830,319   3,804,782
  Cedar Fair LP............................. BTL-B         Ba2    BB-     4.00    12/15/17   2,130,947   2,130,137
  Denny's Corp.............................. BTL-B          B1     B+     5.25    09/30/16   1,584,000   1,582,681
  DineEquity, Inc........................... BTL-B         Ba2    BB-  4.25-5.25  10/19/17   1,636,437   1,616,391
  Golden Nugget, Inc.(10)................... 1st Lien      Caa3    B-     3.30    06/30/14   1,264,621   1,088,627
  Golden Nugget, Inc.(10)................... Delayed Draw  Caa3    B-     3.30    06/30/14     719,864     619,682
  Isle of Capri Casinos, Inc................ BTL-B         Ba3    BB-     4.75    03/25/17   2,943,755   2,930,237
  Penn National Gaming...................... BTL-B         Ba1    BBB-    3.75    07/14/18   1,134,300   1,139,525
  Quizno's LLC.............................. 1st Lien       NR     NR     5.01    05/05/13   1,984,763   1,658,696
  Rock Ohio Caesars LLC..................... BTL           Ba3    BB-     8.50    08/19/17     800,000     802,000
  Six Flags Theme Parks, Inc................ BTL-B          B1    BB+     5.25    12/20/18   1,105,000   1,101,772
  Town Sports International Holdings, Inc... BTL-B          B1     B      7.00    05/11/18   1,633,800   1,623,589
  Travelport, Inc........................... Delayed Draw  Ba3     B      4.87    08/23/15     181,549     151,795
                                                                                                       -----------
                                                                                                        28,295,368
                                                                                                       -----------
HOUSEHOLD PRODUCTS -- 0.6%
  Scotsman Industries, Inc.................. BTL-B          B1     B+  5.75-6.50  04/30/16   1,433,407   1,419,073
  Spectrum Brands, Inc...................... BTL            B1     B   5.00-6.25  06/17/16     613,240     614,517
                                                                                                       -----------
                                                                                                         2,033,590
                                                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 2.6%
  American Rock Salt Co. LLC................ BTL-B          B2     B+     5.50    04/25/17   1,716,375   1,699,211
  Diversified Machines, Inc................. BTL-B          B3     B      9.25    12/01/16   1,000,000   1,002,500
  Fram Group Holdings, Inc.................. 1st Lien       B1     B+     6.50    07/29/17     543,638     543,977
  Harland Clarke Holdings Corp.............. BTL-B          B1     B+  2.80-3.08  06/30/14   2,920,676   2,486,225
  Sequa Corp................................ BTL-B          B1     B-  3.63-3.70  12/03/14   2,999,706   2,929,714
  TriMas Corp............................... BTL-B         Ba2     BB     4.25    06/21/17     567,150     564,314
                                                                                                       -----------
                                                                                                         9,225,941
                                                                                                       -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                              RATINGS/(1)/
                                                              (UNAUDITED)
                                                              ------------
                                                                           INTEREST  MATURITY  PRINCIPAL    VALUE
               INDUSTRY DESCRIPTION                    TYPE   MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL POWER PRODUCERS & ENERGY TRADERS -- 1.2%
  AES Corp.......................................... BTL-B      Ba1   BB+    4.25%   05/27/18  $1,151,300 $ 1,151,840
  Calpine Corp...................................... BTL-B      B1    BB-    4.50    04/01/18   1,081,813   1,063,332
  EquiPower Resources Corp.......................... BTL-B      Ba3   BB-    5.75    01/28/18   2,105,588   2,000,309
                                                                                                          -----------
                                                                                                            4,215,481
                                                                                                          -----------
INSURANCE -- 1.4%
  Alliant Holdings, Inc............................. BTL-D      B2     B-    6.75    08/21/14   1,315,516   1,318,805
  Asurion Corp...................................... BTL-B      Ba3    B+    5.50    05/24/18   1,845,362   1,822,295
  Asurion Corp...................................... 2nd Lien   B2     B-    9.00    05/24/19   1,750,000   1,732,500
                                                                                                          -----------
                                                                                                            4,873,600
                                                                                                          -----------
INTERNET SOFTWARE & SERVICES -- 0.5%
  Go Daddy Group, Inc............................... BTL-B      Ba3    B     7.00    12/17/18     448,875     449,660
  Web.com Group, Inc................................ BTL-B      Ba3    B     7.00    10/27/17   1,000,000     927,499
  Zayo Group........................................ BTL-B      B2     B     7.00    09/15/16     445,000     443,887
                                                                                                          -----------
                                                                                                            1,821,046
                                                                                                          -----------
IT SERVICES -- 3.8%
  Fidelity National Information Services, Inc....... BTL-B      Ba1   BBB-   4.25    07/18/16   2,511,818   2,517,457
  First Data Corp................................... BTL-B      B1     B+    4.29    03/24/18   6,468,681   5,441,778
  MoneyGram International, Inc...................... BTL-B      Ba2   BB-    4.50    11/18/17   1,115,897   1,101,251
  Sungard Data Systems, Inc......................... BTL        Ba3    BB    3.78    02/28/14   1,000,000     990,313
  Sungard Data Systems, Inc......................... BTL-B      Ba3    BB  3.97-4.06 02/28/16     930,065     908,558
  TransFirst Holdings, Inc.......................... BTL-B      B2     B     3.05    06/15/14   2,869,787   2,686,838
                                                                                                          -----------
                                                                                                           13,646,195
                                                                                                          -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
  SRAM LLC.......................................... BTL-B      Ba3    B+  4.75-5.75 06/07/18   1,778,206   1,787,097
  SRAM LLC.......................................... 2nd Lien   B3     B-    8.50    12/07/18     475,000     476,188
                                                                                                          -----------
                                                                                                            2,263,285
                                                                                                          -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
  Pharmaceutical Product Development, Inc........... BTL-B      Ba3   BB-    6.25    12/05/18   1,615,000   1,612,981
                                                                                                          -----------
MACHINERY -- 0.7%
  NACCO Materials Handling Group, Inc............... BTL        NR     NR  1.80-2.40 03/21/13     949,749     940,251
  Pro Mach, Inc..................................... BTL-B      B2     B+    6.25    07/06/17   1,537,275   1,498,843
                                                                                                          -----------
                                                                                                            2,439,094
                                                                                                          -----------
MARINE -- 0.4%
  Dockwise Transport BV............................. BTL-B      NR     NR    2.33    04/01/15     184,219     168,192
  Dockwise Transport BV............................. BTL-B2     NR     NR    2.33    04/01/15     376,912     344,120
  Dockwise Transport BV............................. BTL-C      NR     NR    3.20    04/01/16     154,414     140,980
  Dockwise Transport BV............................. BTL-C2     NR     NR    3.20    04/01/16     376,912     344,120
  Dockwise Transport BV............................. BTL-D      NR     NR    5.08    07/12/16     241,913     205,626
  Dockwise Transport BV............................. BTL-D2     NR     NR    5.08    07/12/16     483,825     411,251
                                                                                                          -----------
                                                                                                            1,614,289
                                                                                                          -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                            RATINGS/(1)/
                                                            (UNAUDITED)
                                                            ------------
                                                                          INTEREST  MATURITY  PRINCIPAL    VALUE
            INDUSTRY DESCRIPTION                   TYPE     MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
MEDIA -- 10.4%
  Advanstar Communications, Inc............... 1st Lien      Caa1    CC    2.83%    05/31/14  $1,912,393 $ 1,357,799
  AMC Entertainment, Inc.(10)................. BTL           Caa1   CCC+    5.55    06/13/12     223,909     217,752
  Bresnan Communications, Inc................. BTL-B         Ba3    BB+  4.50-5.25  12/14/17   1,217,700   1,207,426
  Cinram International, Inc.(10).............. 1st Lien       B3     NR    12.25    12/31/13     489,983     208,855
  Cumulus Media, Inc.......................... 1st Lien      Ba2    BB-     5.75    09/16/18   2,100,000   2,060,188
  Cumulus Media, Inc.......................... 2nd Lien       B2    CCC+    7.50    09/16/19   1,070,000   1,039,684
  Entercom Communications Corp................ BTL-B         Ba3    BB-  6.25-7.25  11/23/18     350,000     350,583
  Fender Musical Instruments Corp............. Delayed Draw   B2     B      2.55    06/07/14     275,469     253,891
  Fender Musical Instruments Corp............. BTL-B          B2     B      2.55    06/07/14     545,214     502,506
  Formula One Holdings........................ BTL-B1         NR     NR     2.42    12/31/13   1,035,718     987,385
  Formula One Holdings........................ BTL-B2         NR     NR     2.42    12/31/13     712,230     678,992
  Formula One Holdings........................ BTL-D2         NR     NR     3.80    06/30/14   1,500,000   1,402,500
  Getty Images, Inc........................... BTL-B         Ba3    BB-     5.25    11/04/16   2,240,874   2,248,343
  Gray Television, Inc........................ BTL-B          B2     B      3.78    12/31/14   2,435,438   2,368,451
  Hicks Sports Group+(5)(6)................... BTL-B          NR     NR     6.75    06/22/11   1,706,844     896,093
  HIT Entertainment, Ltd...................... BTL            B2     NR     5.52    06/01/12     882,313     881,210
  HIT Entertainment, Ltd...................... 2nd Lien      Caa3    NR     5.78    02/05/13   1,000,000     991,875
  Interactive Data Corp....................... BTL-B         Ba3     B+     4.50    02/11/18   2,320,627   2,301,289
  Knology, Inc................................ BTL-B          B1     B+     4.00    08/18/17   1,066,938   1,045,599
  LIN Television Corp......................... BTL-B         Ba3    BB-     5.00    12/21/18     730,000     727,263
  Mediacom Broadband LLC...................... BTL-F         Ba3    BB-     4.50    10/23/17   1,718,726   1,682,203
  Mediacom LLC................................ BTL-E         Ba3    BB-     4.50    10/23/17   2,713,675   2,636,788
  Mediacom LLC................................ BTL-D         Ba3    BB-     5.50    03/31/17     943,288     933,560
  Mission Broadcasting, Inc................... BTL           Ba3     B+     5.00    09/30/16     384,150     383,190
  Nexstar Broadcasting, Inc................... BTL-B         Ba3     B+     5.00    09/30/16   1,097,100   1,094,357
  NextMedia Operating, Inc.................... BTL-B          B3     B      8.25    05/21/16   2,893,463   2,828,360
  Regal Cinemas, Inc.......................... BTL-B         Ba2    BB-     3.58    08/23/17   1,361,250   1,352,459
  Sinclair Television Group, Inc.............. BTL-B         Ba1    BB+     4.00    10/29/16   1,527,373   1,531,179
  Sinclair Television Group, Inc.............. BTL-B2        Ba1    BB+     4.00    10/29/16     361,745     358,128
  Spanish Broadcasting Systems, Inc........... 1st Lien      Caa1    B-     2.05    06/10/12     932,500     865,477
  Univision Communications, Inc............... BTL-B          B2     B+     4.55    03/31/17     487,801     446,795
  WideOpenWest Finance LLC.................... BTL-B          B1     B-  6.77-8.75  06/27/14   1,477,795   1,420,530
  Yell Group, Ltd............................. BTL-B          NR     NR     4.05    07/31/14     784,964     219,790
                                                                                                         -----------
                                                                                                          37,480,500
                                                                                                         -----------
METALS & MINING -- 0.8%
  Novelis, Inc................................ BTL-B          NR    BB-     3.75    03/10/17   2,895,750   2,853,762
                                                                                                         -----------
MULTI UTILITIES -- 1.1%
  Texas Competitive Electric Holdings Co. LLC. BTL            B2    CCC     4.78    10/10/17   6,174,956   3,931,391
                                                                                                         -----------
MULTILINE RETAIL -- 1.2%
  99 Cents Only Store......................... BTL-B          B2     B+     6.00    10/04/18     530,000     525,363
  Lord & Taylor, Ltd.......................... BTL-B         Ba3     BB     5.75    12/02/18     535,000     533,663
  Neiman Marcus Group, Inc.................... BTL-B          B2    BB-     4.75    05/16/18   2,500,000   2,418,230
  RGIS LLC.................................... BTL-B         Ba3     B      3.08    04/30/14     812,397     790,056
  RGIS LLC.................................... Delayed Draw  Ba3     B      3.08    04/30/14      40,620      39,503
                                                                                                         -----------
                                                                                                           4,306,815
                                                                                                         -----------
OIL, GAS & CONSUMABLE FUELS -- 1.1%
  Alon USA, Inc. (Edgington Facility)......... BTL            B1     B+  2.55-2.77  08/02/13      26,249      24,822
  Alon USA, Inc. (Paramount Facility)......... BTL            B1     B+  2.55-2.77  08/02/13     210,000     198,581
  Great Point Power LLC....................... BTL           Ba1    BB+  4.25-5.50  06/04/17   1,300,259   1,275,879
  Pilot Travel Centers LLC.................... BTL-B         Ba2    BB+     4.25    03/25/18   2,379,853   2,380,969
                                                                                                         -----------
                                                                                                           3,880,251
                                                                                                         -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                               RATINGS/(1)/
                                                               (UNAUDITED)
                                                               ------------
                                                                            INTEREST  MATURITY  PRINCIPAL    VALUE
              INDUSTRY DESCRIPTION                    TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.3%
  NewPage Corp.(5)............................... DIP            NR    BB-    8.00%   03/07/13  $  425,000 $   430,844
  Unifrax Corp................................... BTL-B          B2     B+    7.00    11/28/18     700,000     701,750
                                                                                                           -----------
                                                                                                             1,132,594
                                                                                                           -----------
PERSONAL PRODUCTS -- 0.9%
  NBTY, Inc...................................... BTL-B         Ba3    BB-    4.25    10/01/17   1,048,719   1,040,067
  Revlon, Inc.................................... BTL-B         Ba3    BB-  4.75-5.75 11/19/17   2,154,175   2,136,224
                                                                                                           -----------
                                                                                                             3,176,291
                                                                                                           -----------
PHARMACEUTICALS -- 1.7%
  Capsugel Healthcare, Ltd....................... BTL-B          B1    BB-    5.25    08/01/18   1,935,150   1,940,955
  ConvaTec, Inc.................................. BTL           Ba3     B+    5.75    12/22/16   1,603,800   1,594,759
  Harvard Drug Group LLC......................... BTL-B          B1     B+    6.50    04/05/16     693,901     683,493
  Harvard Drug Group LLC......................... Delayed Draw   B1     B+    6.50    04/05/16      95,411      93,980
  Warner Chilcott PLC............................ BTL-B3        Ba3    BBB-   4.25    03/03/18     593,442     587,137
  Warner Chilcott PLC............................ Tranche B1    Ba3    BBB-   4.25    03/03/18     863,189     854,017
  Warner Chilcott PLC............................ Tranche B2    Ba3    BBB-   4.25    03/03/18     431,594     427,009
                                                                                                           -----------
                                                                                                             6,181,350
                                                                                                           -----------
PROFESSIONAL SERVICES -- 0.9%
  Bankruptcy Management Solutions, Inc.(10)...... 2nd Lien       NR     NR    8.37    08/20/15     129,145       1,614
  Nexeo Solutions LLC............................ BTL-B          B1     B     5.00    09/30/17   2,528,388   2,466,758
  Scitor Corp.................................... BTL-B          B2     B     5.00    02/15/17     905,825     856,005
                                                                                                           -----------
                                                                                                             3,324,377
                                                                                                           -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
  Realogy Corp................................... CLTL           B1     B-    3.20    10/10/16     226,510     212,779
  Realogy Corp................................... BTL            B1     B-    4.69    10/10/16   1,596,593   1,432,658
                                                                                                           -----------
                                                                                                             1,645,437
                                                                                                           -----------
ROAD & RAIL -- 1.0%
  Avis Budget Car Rental LLC..................... BTL-B         Ba1     BB    6.25    09/22/18     320,000     322,933
  Cardinal Logistics Management, Inc.(10)........ 2nd Lien       NR     NR    9.50    03/23/14   1,130,976     282,744
  Evergreen Tank Solutions, Inc.................. 2nd Lien       B3     B-    6.00    04/07/14     497,500     463,919
  NES Rentals Holdings........................... 2nd Lien      Caa2   CCC+   10.00   07/20/13     798,142     750,253
  Swift Transportation Co., Inc.................. BTL-B          B1    BB-    6.00    12/21/16   1,864,411   1,870,625
                                                                                                           -----------
                                                                                                             3,690,474
                                                                                                           -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
  Freescale Semiconductor, Inc................... BTL           Ba3     B     4.52    12/01/16   4,824,472   4,655,616
  Microsemi Corp................................. BTL-B         Ba2     BB    5.75    02/02/18   1,287,024   1,290,242
  NXP BV......................................... BTL-A2         B2     B+    5.50    03/04/17     698,250     665,956
                                                                                                           -----------
                                                                                                             6,611,814
                                                                                                           -----------
SOFTWARE -- 3.6%
  Eagle Parent, Inc.............................. BTL-B         Ba3     B+    5.00    05/16/18   2,835,750   2,677,422
  Infor Global Solutions......................... Delayed Draw   B1     B+    6.05    07/28/15     324,618     308,387
  Infor Global Solutions......................... BTL            B1     B+    6.05    07/28/15     622,184     585,631
  IPC Systems, Inc............................... 2nd Lien      Caa2   CCC  5.55-5.83 05/31/15   1,000,000     830,000
  Kronos, Inc.................................... BTL-C          B1     B+    6.25    12/28/17   1,880,000   1,842,400
  Lawson Software, Inc........................... BTL-B         Ba3     B+    6.75    07/05/17   1,995,000   1,952,606
  Open Solutions, Inc............................ BTL-B          B1     B+    2.55    01/23/14   1,050,156     905,468
  Reynolds & Reynolds Co......................... BTL-B         Ba2    BB+    3.75    04/21/18   1,179,043   1,174,916
  Sensata Technologies BV........................ BTL-B         Ba3    BB+    4.00    05/12/18     671,625     666,588
  VeriFone....................................... BTL-B         Ba3     BB    4.25    12/28/18     625,000     625,391
  Verint Systems, Inc............................ BTL-B          B1     B+    4.50    04/29/17     819,819     813,670
  Vertafore, Inc................................. BTL-B          B1     B+    5.25    07/29/16     581,547     569,432
                                                                                                           -----------
                                                                                                            12,951,911
                                                                                                           -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                                      RATINGS/(1)/
                                                      (UNAUDITED)
                                                      ------------
                                                                    INTEREST  MATURITY  PRINCIPAL     VALUE
           INDUSTRY DESCRIPTION                TYPE   MOODY'S S&P     RATE    DATE/(2)/  AMOUNT      (NOTE 2)
---------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.5%
  J Crew Operating Corp..................... BTL-B      B1     B     4.75%    03/07/18  $1,835,763 $  1,729,288
  Michaels Stores, Inc...................... BTL-B2     B2     B+  4.94-5.13  07/31/16   1,468,693    1,445,287
  National Bedding Co....................... 1st Lien   B1    BB-  4.13-5.75  11/30/13   1,133,302    1,119,609
  National Bedding Co....................... 2nd Lien  Caa1    B      5.50    02/28/14   1,000,000      977,500
                                                                                                   ------------
                                                                                                      5,271,684
                                                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
  Phillips-Van Heusen Corp.................. BTL-B     Ba1    BBB     3.50    05/06/16     868,438      870,971
                                                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
  Ocwen Financial Corp...................... BTL        B1     B      7.00    09/01/16     785,000      775,188
  Ocwen Financial Corp...................... BTL-B      B1     B      7.00    09/01/16   2,323,700    2,294,654
                                                                                                   ------------
                                                                                                      3,069,842
                                                                                                   ------------
TRANSPORTATION INFRASTRUCTURE -- 0.3%
  Central Parking Corp...................... 1st Lien  Ba3    CCC     2.81    05/22/14   1,025,694      896,201
  Central Parking Corp...................... LOC       Ba3    CCC     2.56    05/22/14     379,310      331,422
                                                                                                   ------------
                                                                                                      1,227,623
                                                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.8%
  Intelstat Jackson Holdings, Ltd........... BTL        B1    BB-     5.25    04/02/18   2,982,506    2,976,294
  MetroPCS Wireless, Inc.................... BTL-B3    Ba1     BB     4.06    03/17/18   3,061,857    2,985,311
  Syniverse Technologies, Inc............... BTL-B      B1    BB-     5.25    12/21/17   3,960,000    3,964,950
                                                                                                   ------------
                                                                                                      9,926,555
                                                                                                   ------------
  TOTAL LOANS (cost $357,884,639)...............................................................    343,140,686
                                                                                                   ------------
U.S. CORPORATE BONDS & NOTES -- 1.1%
CHEMICALS -- 0.3%
  LyondellBassell Industries NV*............ Bond      Ba2    BB+     6.00    11/15/21     521,000      540,537
                                                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
  Transocean, Inc........................... Bond      Baa3   BBB-    6.38    12/15/21     815,000      866,250
                                                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
  Fresenius Medical Care US Finance, Inc.*.. Bond      Ba2     BB     6.50    09/15/18     425,000      445,188
                                                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 0.3%
  J.M. Huber Corp.*......................... Bond       B2    BB-     9.88    11/01/19   1,135,000    1,191,750
                                                                                                   ------------
SPECIALTY RETAIL -- 0.2%
  Sally Holdings LLC*....................... Bond       B1    BB+     9.88    11/15/19     730,000      759,200
                                                                                                   ------------
  TOTAL U.S. CORPORATE BONDS & NOTES (cost $3,612,386)..........................................      3,802,925
                                                                                                   ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


                                                                            VALUE
                   INDUSTRY DESCRIPTION                        SHARES      (NOTE 2)
-------------------------------------------------------------------------------------
COMMON STOCK -- 0.3%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  Bankruptcy Management Solutions, Inc.+@#..................      1,360  $          0
  BLB Management Services, Inc.+............................      5,141        34,702
                                                                         ------------
                                                                               34,702
                                                                         ------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
  MGM Holdings, Inc.+@#(11).................................     52,273     1,123,870
                                                                         ------------
MEDIA -- 0.0%
  Berry Co. LLC+@...........................................      1,136        64,957
  Cinram International Income Fund+@........................    898,980        21,576
                                                                         ------------
                                                                               86,533
                                                                         ------------
  TOTAL COMMON STOCK (cost $3,812,637)......................                1,245,105
                                                                         ------------
MEMBERSHIP INTEREST -- 0.2%
MEDIA -- 0.0%
  Advanstar Communications, Inc.+@#.........................     12,608             0
  NextMedia Operating, Inc.+@#..............................      7,916        42,246
                                                                         ------------
                                                                               42,246
                                                                         ------------
OIL, GAS & CONSUMABLE FUELS -- 0.2%
  Vitruvian Exploration LLC+................................     23,875       668,499
                                                                         ------------
  TOTAL MEMBERSHIP INTEREST (cost $2,506,365)...............                  710,745
                                                                         ------------
RIGHTS -- 0.0%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  BLB Management Services, Inc.
   Expires 11/05/17+@
   (cost $250,000)..........................................        250             0
                                                                         ------------
WARRANTS -- 0.0%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  Bankruptcy Management Solutions, Inc.
   Expires 10/01/17
   (Strike Price $30.00)+@#
   (cost $0)................................................        126             0
                                                                         ------------
  TOTAL LONG-TERM INVESTMENT SECURITIES (cost $368,066,027).              348,899,461
                                                                         ------------
SHORT-TERM INVESTMENT SECURITIES -- 2.9%
REGISTERED INVESTMENT COMPANIES -- 2.9%
  SSgA Money Market Fund (cost $10,569,942)................. 10,569,942    10,569,942
                                                                         ------------
TOTAL INVESTMENTS
  (cost $378,635,969)(9)....................................       99.9%  359,469,403
OTHER ASSETS LESS LIABILITIES...............................        0.1%      257,902
                                                             ----------  ------------
NET ASSETS..................................................      100.0% $359,727,305
                                                             ==========  ============

--------
BTL Bank Term Loan
CLTLCredit Linked Term Loan
DIP Debtor in Possession
LOC Letter of Credit
NR  Security is not rated.
+   Non-income producing security
@ Illiquid security. At December 31, 2011, the aggregate value of these securities was $1,489,246, representing 0.4% of net assets.
# Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At December 31, 2011, the aggregate value of these securities was $2,936,675 representing 0.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered below investment grade. Ratings provided are as of December 31, 2011.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

(2) Based on the stated maturity, the weighted average to maturity of the loans held in the portfolio will be approximately 57 months. Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan
(4) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5) Company has filed for Chapter 11 bankruptcy protection.
(6) Loan is in default and did not pay principal at maturity. Final outcome of Chapter 11 bankruptcy still to be determined.
(7) Subsequent to December 31, 2011, loan is in default.
(8) Loan is subject to an unfunded loan commitment. See Note 11 for details.
(9) See Note 6 for cost of investments on a tax basis. See Notes to Portfolio of Investments
(10)PIK ("Payment-In-Kind") security. Loan that pays interest in the form of additional loans.
(11)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2011 (see Note 2):

                                                 LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                                    QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                                 ------------------- ----------------- -------------------- -----------
ASSETS;
Long-Term Investment Securities:
  Loans:
   Aerospace & Defense..........................         $--            $ 3,615,848        $ 5,514,066      $ 9,129,914
   Airlines.....................................          --              1,299,691          2,693,963        3,993,654
   Auto Components..............................          --              8,988,975          4,198,460       13,187,435
   Automobiles..................................          --              2,714,018                 --        2,714,018
   Biotechnology................................          --              1,523,403          4,220,000        5,743,403
   Building Products............................          --              1,484,803            772,907        2,257,710
   Capital Markets..............................          --              3,753,566          2,729,376        6,482,942
   Chemicals....................................          --              8,945,680          4,830,090       13,775,770
   Commercial Services & Supplies...............          --              6,883,812          5,938,370       12,822,182
   Communications Equipment.....................          --              7,977,238                 --        7,977,238
   Consumer Finance.............................          --              4,985,538                 --        4,985,538
   Containers & Packaging.......................          --              1,953,043          2,642,784        4,595,827
   Distributors.................................          --              2,648,813                 --        2,648,813
   Diversified Consumer Services................          --                     --            596,219          596,219
   Diversified Financial Services...............          --              5,702,684          5,438,089       11,140,773
   Diversified Telecommunication Services.......          --              1,420,167          2,760,801        4,180,968
   Electric Utilities...........................          --                     --             83,434           83,434
   Energy Equipment & Services..................          --              6,872,164                 --        6,872,164
   Food & Staples Retailing.....................          --              6,050,444          3,582,381        9,632,825
   Food Products................................          --                     --          5,296,213        5,296,213
   Health Care Equipment & Supplies.............          --              3,158,650                 --        3,158,650
   Health Care Providers & Services.............          --              8,010,005         15,640,947       23,650,952
   Health Care Technology.......................          --              2,820,430          1,819,102        4,639,532
   Hotels, Restaurants & Leisure................          --             25,869,779          2,425,589       28,295,368
   Household Products...........................          --                614,517          1,419,073        2,033,590
   Industrial Conglomerates.....................          --              5,415,939          3,810,002        9,225,941
   Industrial Power Producers & Energy Traders..          --              2,215,172          2,000,309        4,215,481
   Insurance....................................          --              1,318,805          3,554,795        4,873,600
   Internet Software & Services.................          --              1,377,159            443,887        1,821,046
   IT Services..................................          --              7,340,649          6,305,546       13,646,195
   Leisure Equipment & Products.................          --                     --          2,263,285        2,263,285
   Life Sciences Tools & Services...............          --              1,612,981                 --        1,612,981
   Machinery....................................          --                     --          2,439,094        2,439,094
   Marine.......................................          --              1,614,289                 --        1,614,289
   Media........................................          --             27,349,542         10,130,958       37,480,500
   Metals & Mining..............................          --              2,853,762                 --        2,853,762
   Multi Utilities..............................          --              3,931,391                 --        3,931,391
   Multiline Retail.............................          --              2,943,593          1,363,222        4,306,815
   Oil, Gas & Consumable Fuels..................          --              2,604,372          1,275,879        3,880,251
   Paper & Forest Products......................          --                     --          1,132,594        1,132,594
   Personal Products............................          --              3,176,291                 --        3,176,291
   Pharmaceuticals..............................          --              3,809,118          2,372,232        6,181,350

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

                                              LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                                 QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                              ------------------- ----------------- -------------------- ------------
   Professional Services.....................         $--           $  3,322,763        $      1,614     $  3,324,377
   Real Estate Management & Development......          --              1,645,437                  --        1,645,437
   Road & Rail...............................          --              2,193,558           1,496,916        3,690,474
   Semiconductors & Semiconductor Equipment..          --                     --           6,611,814        6,611,814
   Software..................................          --              8,532,063           4,419,848       12,951,911
   Specialty Retail..........................          --              4,294,184             977,500        5,271,684
   Textiles, Apparel & Luxury Goods..........          --                870,971                  --          870,971
   Thrifts & Mortgage Finance................          --                     --           3,069,842        3,069,842
   Transportation Infrastructure.............          --                     --           1,227,623        1,227,623
   Wireless Telecommunication Services.......          --              9,926,555                  --        9,926,555
  U.S. Corporate Bonds & Notes...............          --              3,802,925                  --        3,802,925
  Common Stock...............................          --              1,223,529              21,576        1,245,105
  Membership Interest........................          --                     --             710,745          710,745
  Rights.....................................          --                     --                   0                0
  Warrants...................................          --                     --                   0                0
Short-Term Investments:
  Registered Investment Companies............          --             10,569,942                  --       10,569,942
                                                      ---           ------------        ------------     ------------
TOTAL........................................         $--           $231,238,258        $128,231,145     $359,469,403
                                                      ===           ============        ============     ============

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                      CONVERTIBLE     COMMON    MEMBERSHIP
                                          LOANS      BONDS & NOTES    STOCK      INTEREST  RIGHTS WARRANTS     TOTAL
                                      ------------   ------------- -----------  ---------- ------ -------- ------------
Balance as of 12/31/2010............. $111,082,728    $        0   $ 1,217,271  $ 452,483   $ 0     $ 0    $112,752,482
Accrued discounts....................      492,835            --            --         --    --      --         492,835
Accrued premiums.....................      (77,753)           --            --         --    --      --         (77,753)
Realized gain........................      976,752            --            --         --    --      --         976,752
Realized loss........................   (2,382,715)     (935,160)           --         --    --      --      (3,317,875)
Change in unrealized appreciation(1).    2,292,981     1,014,537      (257,803)   420,797    --      --       3,470,512
Change in unrealized depreciation(1).   (6,706,162)           --            --   (162,535)   --      --      (6,868,697)
Purchases............................   84,277,609         4,958       220,679         --    --      --      84,503,246
(Sales)..............................  (69,865,519)      (84,335)           --         --    --      --     (69,949,854)
Transfers into Level 3(2)............   28,882,776#           --            --         --    --      --      28,882,776
Transfers out of Level 3(2)..........  (21,474,708)*          --    (1,158,571)        --    --      --     (22,633,279)
                                      ------------    ----------   -----------  ---------   ---     ---    ------------
Balance as of 12/31/2011............. $127,498,824    $       --   $    21,576  $ 710,745   $ 0     $ 0    $128,231,145
                                      ============    ==========   ===========  =========   ===     ===    ============

--------
(1)The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at December 31, 2011 includes:

                       CONVERTIBLE    COMMON   MEMBERSHIP
            LOANS     BONDS & NOTES   STOCK     INTEREST  RIGHTS WARRANTS
         -----------  ------------- ---------  ---------- ------ --------
         $(3,631,568)      $--      $(199,104)  $258,262   $--     $--
         ===========       ===      =========   ========   ===     ===

(2)The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.
# Transferred from Level 2 to Level 3 due to an decrease in market activity and observable market data for these securities.
* Transferred from Level 3 to Level 2 due to an increase in market activity and observable market data for these securities.

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011

Note 1. Organization of the Fund

   SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The Fund was organized as a Maryland corporation in 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund's investment goal and principal investment techniques are to provide as high a level of current income as is consistent with the preservation of capital by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase both investment grade and high yield fixed income securities and money market instruments, although the Fund may not invest more than 10% of its total assets in high yield fixed income securities.

   The Fund offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. Class C shares are offered for sale at net asset value without a front-end sales charge, although a CDSC may be imposed on redemptions made within 12 months of purchase. The share classes differ in their respective distribution and service maintenance fees. All classes have equal rights to assets and voting privileges except as may otherwise be provided in the Fund's registration statement.

   Effective as of the close of business on June 26, 2009 (the "Liquidation Date"), the Fund liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 ("Old Class C Shares"), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account, as described in the Fund's Prospectus, that were eligible for conversion to Class Q shares. Any shares outstanding as of the Liquidation Date were automatically redeemed by the Fund on that date and shareholders received proceeds equal to the net asset value of their shares.

   INDEMNIFICATIONS: The Fund's organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   SECURITY VALUATION: The investments by the Fund in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors (the "Board"). Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered,
   (a) the creditworthiness of the borrower and any

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

   intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until the next interest rate reset and maturity.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Investments in open end and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open end and closed end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for the Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for the Loans may be more difficult than obtaining valuations for more actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

   The various inputs that may be used to determine the value of the Fund's investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities

   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances or for certain loans, a minimal amount of market activity and observable market data provided by market participants.)

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Fund's net assets as of December 31, 2011 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Fund, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2011, the Fund did not enter into any repurchase agreements.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts. Facility fees received, which were $2,658,650 for the year ended December 31, 2011, are accreted to income over the life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $1,469,780 for the year ended December 31, 2011, are recorded as income when received or contractually due to the Fund.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to the shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected by the reclassifications.

   The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. The Fund files U.S. Federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2008.

   NEW ACCOUNTING PRONOUNCEMENTS: In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements." ASU 2011-03 changes the assessment of effective control for repurchase agreements including dollar

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)

   roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

   In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

   STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at December 31, 2011.

Note 3. Capital Share Transactions

   The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in two different classes. Transactions in shares of each class were as follows:

                                       FOR THE                    FOR THE
                                     YEAR ENDED                  YEAR ENDED
                                  DECEMBER 31, 2011          DECEMBER 31, 2010
                             --------------------------  -------------------------
                                SHARES        AMOUNT        SHARES       AMOUNT
CLASS A                      -----------  -------------  -----------  ------------
Shares sold.................  22,268,025  $ 184,329,786   27,777,461  $225,844,201
Reinvested distributions....     770,385      6,329,878      656,689     5,340,187
Shares redeemed............. (33,660,398)  (273,254,039) (10,875,323)  (88,357,357)
                             -----------  -------------  -----------  ------------
   Net increase (decrease).. (10,621,988) $ (82,594,375)  17,558,827  $142,827,031
                             ===========  =============  ===========  ============

                                       FOR THE                    FOR THE
                                     YEAR ENDED                  YEAR ENDED
                                  DECEMBER 31, 2011          DECEMBER 31, 2010
                             --------------------------  -------------------------
                                SHARES        AMOUNT        SHARES       AMOUNT
CLASS C                      -----------  -------------  -----------  ------------
Shares sold.................   9,204,874  $  76,496,972   10,408,539  $ 84,640,136
Reinvested distributions....     550,109      4,489,104      439,751     3,572,201
Shares redeemed.............  (7,863,582)   (63,618,305)  (4,319,972)  (34,989,989)
                             -----------  -------------  -----------  ------------
   Net increase (decrease)..   1,891,401  $  17,367,771    6,528,318  $ 53,222,348
                             ===========  =============  ===========  ============

Note 4. Purchases and Sales of Securities

   During the year ended December 31, 2011, the Fund's cost of purchases and proceeds from sale of long-term investments, including loan principal paydowns were $276,799,998 and $325,331,719, respectively.

Note 5. Investment Advisory Agreement and Other Transactions with Affiliates

   The Fund has entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Pursuant to the Advisory Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to the general review and oversight of the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. SunAmerica also selects, contracts with and compensates the subadviser to manage the Fund's assets. The Fund will pay SunAmerica a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: 0.85% on the first $1 billion; 0.80% on the next $1 billion; and 0.75% thereafter.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


   Wellington Management Company, LLP ("Wellington") acts as subadviser to the Fund pursuant to a Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, Wellington manages the investment and reinvestment of the Fund's assets. For compensation for its services as subadviser, Wellington is entitled to receive from SunAmerica a monthly fee payable at the following annual rates: 0.30% of average daily net assets on the first $500 million and 0.25% thereafter. The fee paid to the subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Administrative Services Agreement (the "Administrative Agreement") SunAmerica acts as the Fund's administrator and is responsible for providing and supervising the performance by others, of administrative services in connection with the operations of the Fund, subject to supervision by the Fund's Board. For its services, SunAmerica receives an annual fee equal to 0.20% of average daily net assets of the Fund. For the year ended December 31, 2011, the Fund incurred administration fees in the amount of $924,011.

   The Fund has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Fund has adopted a Distribution Plan on behalf of each class of shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan". In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% and 0.50%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker- dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of the Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended December 31, 2011, SACS received fees (see Statement of Operations) based upon the aforementioned rates. For the year ended December 31, 2011 SACS received sales charges on Class A shares of $461,473, of which $66,851 was reallowed to affiliated broker-dealers and $304,655 to non-affiliated broker-dealers. In addition, SACS receives the proceeds of early withdrawal charges paid by investors in connection with certain redemptions of Class A and Class C shares. For the year ended December 31, 2011, SACS received early withdrawal charges of $89,538.

   The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS") an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board of Directors. For the year ended December 31, 2011, the Fund incurred the following expenses, which are included in the transfer agent fees and expenses payable on the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                      PAYABLE AT
                                          EXPENSE  DECEMBER 31, 2011
                                          -------- -----------------
           Class A....................... $541,155      $30,413
           Class C.......................  474,951       37,413

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's annual operating expenses at 1.45% for Class A and 1.75% for Class C, of average daily net assets. For purposes of waived fees and/or reimbursed expense calculations, annual Fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles or acquired fees and expenses. The expense reimbursements and fee waivers will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors. For the year ended December 31, 2011, SunAmerica waived fees and reimbursed expenses as follows: Class A $824,269 and Class C $947,139.

   On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SAFS, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, and treatment of defaulted securities.

         DISTRIBUTABLE EARNINGS                           TAX DISTRIBUTIONS
-----------------------------------------    ---------------------------------------------------------------------------
  FOR THE YEAR ENDED DECEMBER 31, 2011       FOR THE YEAR ENDED DECEMBER 31, 2011   FOR THE YEAR ENDED DECEMBER 31, 2010
-----------------------------------------    -------------------------------------  -------------------------------------
          LONG-TERM GAINS/    UNREALIZED                          LONG-TERM                              LONG-TERM
ORDINARY  CAPITAL AND OTHER  APPRECIATION/    ORDINARY            CAPITAL            ORDINARY            CAPITAL
INCOME         LOSSES        (DEPRECIATION)    INCOME              GAINS              INCOME              GAINS
--------  -----------------  --------------      ------------     ---------             ------------     ---------
 $436      $(56,199,320)     $(19,166,566)   $18,645,783            $ --            $14,854,722            $ --

   CAPITAL LOSS CARRYFORWARDS. At December 31, 2011 capital loss carryforward available to offset future recognized gains were $46,805,017 with $3,498,813 expiring in 2012, $16,003,027 expiring in 2016, and $27,303,177 expiring in 2017. Additionally, the fund generated unlimited short-term capital losses of $3,141,474 and unlimited long-term capital losses of $6,252,829.

   On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


   During the year ended December 31, 2011, the Senior Floating Rate Fund had $4,956,144 of capital loss carryforwards expire.

   Under the current tax law, capital losses realized after October 31 and specified ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended December 31, 2011, the fund elected to defer $442,131 of Post-October short-term capital losses and $344,245 of Post-October long-term capital losses.

   For the period ended December 31, 2011, reclassifications were made to increase accumulated net realized gain/(loss) by $4,956,144 with an offsetting adjustment to decrease paid-in capital by $(4,956,144). The reclassifications arising from book/tax differences were due primarily to the expiration of capital loss carryforwards.

   Unrealized appreciation and depreciation in the value of investments at December 31, 2011 for federal income tax purposes were as follows:

   Cost (tax basis)............................................ $378,635,969
                                                                ============
   Gross unrealized appreciation............................... $  1,681,095
   Gross unrealized depreciation...............................  (20,847,661)
                                                                ------------
   Net unrealized depreciation................................. $(19,166,566)
                                                                ============

Note 7. Director Retirement Plan

   The Directors of the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2011 -- (CONTINUED)


Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street
   Bank and Trust Company, the Fund's custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended December 31, 2011, the Fund had borrowings outstanding for 57 days under the line of credit and incurred $10,100 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $4,562,539 at a weighted average interest rate of 1.40%. At December 31, 2011, there were no borrowings outstanding.

Note 9. Interfund Lending

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission (the "Commission"), the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2011, the Fund did not participate in this program.

Note 10. Investment Concentration

   The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a variable rate senior loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, the Fund is subject to the credit risk of the borrower, selling participant, lender or other persons positioned between the Fund and the borrower.

Note 11. Unfunded Loan Commitments

   At December 31, 2011, the Fund had the following unfunded loan commitments which could be extended at the option of the Borrower:

                                                             MATURITY PRINCIPAL
 NAME                                               TYPE       DATE    AMOUNT
 ----                                           ------------ -------- ---------
 National Surgical Hospitals, Inc.............. Delayed Draw 02/03/17 $544,307

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and selling or agent banks, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 28, 2012

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2011 -- (UNAUDITED)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                NUMBER OF
                                     TERM OF                                     FUNDS IN
       NAME,         POSITION(S)    OFFICE AND                                 FUND COMPLEX
    ADDRESS AND      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       OTHER DIRECTORSHIPS
       AGE*           THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS       DIRECTOR(1)       HELD BY DIRECTOR(2)
-------------------- -----------  -------------- ----------------------------- ------------ -------------------------------
DISINTERESTED
DIRECTORS

Dr. Judith L. Craven  Director       2000-       Retired.                           83      Director, Belo Corp. (1992 to
66                                   present                                                present); Director, Sysco
                                                                                            Corp. (1996 to present);
                                                                                            Director, Luby's Inc. (1998 to
                                                                                            present).

William F. Devin      Director       1998-       Retired.                           83      None
73                                   present

Richard W. Grant      Director       2011 to     Retired. Prior to that,            35      None
66                                   Present     attorney and Partner at
                                                 Morgan Lewis & Brockius
                                                 LLP (1989 to 2011).

Stephen J. Gutman     Director       2001-       Vice President and                 35      None
68                                   present     Associate Broker, Corcoran
                                                 Group (real estate) (2002 to
                                                 present); President and
                                                 member of Managing
                                                 Directors, Beau Brummel
                                                 Soho, LLC (licensing of
                                                 menswear specialty
                                                 retailing) (1995 to 2009);
                                                 President, SJG Marketing,
                                                 Inc. (2009 to present).

William J. Shea       Director       2004-       Executive Chairman, Lucid,         35      Chairman of the Board,
64                                   present     Inc. (medical technology and               Royal and SunAlliance Co.
                                                 information) (2007 to                      U.S.A., Inc. (2004 to
                                                 present); Managing Partner,                present); Director, Boston
                                                 DLB Capital, LLC (private                  Private Financial Holdings
                                                 equity) (2006 to present).                 (2004 to present); Chairman,
                                                                                            Demoulas Supermarkets
                                                                                            (1999 to present); Director,
                                                                                            NASDAQ OMX BX. (2008 to
                                                                                            present)
INTERESTED DIRECTOR

Peter A. Harbeck(3)   Director       2001-       President, CEO and                 83      None
58                                   present     Director, SunAmerica (1995
                                                 to present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993 to present); Chairman,
                                                 Advisor Group, Inc. (2004 to
                                                 present).

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                                               NUMBER OF
                                     TERM OF                                    FUNDS IN
       NAME,         POSITION(S)    OFFICE AND                                FUND COMPLEX
    ADDRESS AND      HELD WITH      LENGTH OF       PRINCIPAL OCCUPATIONS     OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE           THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS       DIRECTOR(1)  HELD BY DIRECTOR(2)
-------------------  -----------  -------------- ---------------------------- ------------ -------------------
OFFICERS

John T. Genoy        President       2007-       Chief Financial Officer,         N/A             N/A
43                                   present     SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006 to
                                                 present).

Donna M. Handel      Treasurer       2002-       Senior Vice President,           N/A             N/A
45                                   present     SunAmerica (2004 to
                                                 present).

Gregory N. Bressler  Secretary       2005-       Senior Vice President and        N/A             N/A
45                   and Chief       Present     General Counsel,
                     Legal                       SunAmerica (2005 to
                     Officer                     present).

James Nichols        Vice            2006-       Director, President and          N/A             N/A
45                   President       Present     CEO, SACS (2006 to
                                                 present); Senior Vice
                                                 President, SACS (2002 to
                                                 2006); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present)

Katherine Stoner     Vice            2011 to     Vice President, SunAmerica       N/A             N/A
55                   President       Present     (2011 to present); Vice
                     and Chief                   President, The Variable
                     Compliance                  Annuity Life Insurance
                     Officer                     Company ("VALIC"),
                                                 Western National Life
                                                 Insurance Company ("WNL")
                                                 and American General
                                                 Distributors, Inc. (2006 to
                                                 present); Deputy General
                                                 Counsel and Secretary,
                                                 VALIC and WNL (2007 to
                                                 May 2011); Vice President,
                                                 VALIC Financial Advisors,
                                                 Inc. (2010 to 2011) and
                                                 VALIC Retirement Services
                                                 Company (2010 to present).

Gregory R. Kingston  Vice            2002-       Vice President, SunAmerica       N/A             N/A
46                   President       present     (2001 to present)
                     and
                     Assistant
                     Treasurer

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2011 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                                          TERM OF                                  FUNDS IN
       NAME,                             OFFICE AND                              FUND COMPLEX
    ADDRESS AND      POSITION(S) HELD    LENGTH OF      PRINCIPAL OCCUPATIONS    OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*           WITH THE FUND    TIME SERVED(4)   DURING PAST 5 YEARS      DIRECTOR(1)  HELD BY DIRECTOR(2)
-------------------- ----------------  -------------- -------------------------- ------------ -------------------

Nori L. Gabert         Vice               2002-       Vice President and Deputy      N/A             N/A
58                     President          present     General Counsel,
                       and                            SunAmerica (2005 to
                       Assistant                      present).
                       Secretary

Matthew J. Hackethal   Anti-Money         2006-       Chief Compliance Officer,      N/A             N/A
40                     Laundering         present     SunAmerica (2006 to
                       Compliance                     present); Vice President,
                       Officer                        Credit Suisse Asset
                                                      Management LLC (2005 to
                                                      2006).






--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (11 portfolios), Anchor Series Trust (8 portfolios), the Fund, (1 fund), SunAmerica Series Trust (36 portfolios), SunAmerica Specialty Series (6 funds), VALIC Company I (33 funds), VALIC Company II (15 funds) and Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 7 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2011. The information necessary to complete your income tax returns is included with your Form 1099-DIV, which will be mailed to shareholders in early 2012.

During the year ended December 31, 2011 the Fund paid the following dividends:

                                       NET       QUALIFYING % FOR  QUALIFYING
                                    LONG-TERM   THE 70% DIVIDENDS   DIVIDEND
                                  CAPITAL GAINS RECEIVED DEDUCTION  INCOME %
                                  ------------- ------------------ ----------
   Class A.......................      $--              --%            --%
   Class C.......................       --              --             --

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graph compares the performance of a $10,000 investment in the Fund to a similar investment in the index. Please note that the term "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of Class C shares of the Fund. The performance of the other class will vary based upon the difference in sales charges and fees assessed to shareholders of that class. Past performance does not predict future results.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

   The Senior Floating Rate Fund (Class C) returned 0.06%, underperforming its benchmark, the S&P/LSTA Leveraged Loan Index (LLI)*, which returned 1.52% for the annual period ended December 31, 2011.

   Detracting from the Fund's relative performance from an industry allocation perspective were an overweight exposure to the restaurant industry, which lagged the S&P/LSTA LLI during the annual period, and an underweight position in the telecommunications-wireline industry, which outpaced the S&P/LSTA LLI during the annual period. Among individual loans, significant detractors from the Fund's absolute returns during the annual period included those of Internet marketing services provider Vertrue; yellow pages directories publisher in Puerto Rico and the Dominican Republic Caribe Media; and health imaging systems provider Carestream Health.

   On the positive side, contributing to the Fund's relative performance were its underweighted allocations to the media non-cable and utilities industries, as these market segments underperformed the S&P/LSTA LLI during the annual period. Also additive to the Fund's relative results were overweighted allocations to the technology and pharmaceuticals industries, which outpaced the S&P/LSTA LLI during the annual period. Having an underweighted exposure to riskier, lower-rated bank loans, which underperformed higher-quality segments of the loan market during the annual period, further added value to the Fund's relative results. Among the individual loans that contributed most positively to the Fund's absolute returns were those of Vitruvian Exploration, an onshore natural gas exploration and production company; Sorenson Communications, which provides communications products and services for deaf and hard-of-hearing individuals worldwide; and Cumulus Media, a radio broadcasting company.

   At the end of the annual period, we continued to seek out situations where we felt negative technicals, or supply/demand imbalances, created dislocations and thus, attractive buying opportunities for the Fund. Examples included the pricing of new issues at premium yields to clear the market and/or forced sales of more liquid loans by retail mutual funds to meet redemptions.


--------
Past performance is no guarantee of future results.

*The S&P/LSTA LEVERAGED LOAN INDEX (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market, in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade, or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Senior Floating Rate Fund Class C shares would have increased to $14,161. The same amount invested in securities mirroring the performance of the S&P/LSTA Leveraged Loan Index would be valued at $16,214.

                                    [CHART]

            Senior Floating Rate Class C        S&P/LSTA Leveraged Loan Index
            -----------------------------       -----------------------------
12/31/2001             $10,000                            $10,000.00
 1/31/2002             $10,035                            $10,051.00
 2/28/2002             $10,026                            $10,021.15
 3/31/2002             $10,097                            $10,140.90
 4/30/2002             $10,157                            $10,258.64
 5/31/2002             $10,221                            $10,268.69
 6/30/2002             $10,209                            $10,167.65
 7/31/2002             $10,110                            $10,076.75
 8/31/2002             $10,060                            $10,043.29
 9/30/2002             $10,065                            $10,050.02
10/31/2002              $9,915                             $9,931.03
11/30/2002             $10,025                            $10,070.96
12/31/2002             $10,136                            $10,191.31
 1/31/2003             $10,180                            $10,315.33
 2/28/2003             $10,195                            $10,360.31
 3/31/2003             $10,333                            $10,400.82
 4/30/2003             $10,520                            $10,524.07
 5/31/2003             $10,666                            $10,638.25
 6/30/2003             $10,810                            $10,767.72
 7/31/2003             $10,878                            $10,839.43
 8/31/2003             $10,905                            $10,864.04
 9/30/2003             $11,015                            $10,966.70
10/31/2003             $11,096                            $11,066.83
11/30/2003             $11,164                            $11,138.43
12/31/2003             $11,230                            $11,207.49
 1/31/2004             $11,357                            $11,304.10
 2/29/2004             $11,372                            $11,339.59
 3/31/2004             $11,397                            $11,380.53
 4/30/2004             $11,472                            $11,436.30
 5/31/2004             $11,476                            $11,449.22
 6/30/2004             $11,515                            $11,520.32
 7/31/2004             $11,542                            $11,557.99
 8/31/2004             $11,533                            $11,578.33
 9/30/2004             $11,561                            $11,626.38
10/31/2004             $11,606                            $11,685.09
11/30/2004             $11,652                            $11,737.44
12/31/2004             $11,689                            $11,786.27
 1/31/2005             $11,737                            $11,833.89
 2/28/2005             $11,796                            $11,897.44
 3/31/2005             $11,835                            $11,946.93
 4/30/2005             $11,811                            $11,938.45
 5/31/2005             $11,802                            $11,945.37
 6/30/2005             $11,869                            $12,022.78
 7/31/2005             $11,949                            $12,114.03
 8/31/2005             $12,021                            $12,186.47
 9/30/2005             $12,054                            $12,236.07
10/31/2005             $12,079                            $12,273.51
11/30/2005             $12,130                            $12,319.66
12/31/2005             $12,184                            $12,384.71
 1/31/2006             $12,268                            $12,470.41
 2/28/2006             $12,347                            $12,549.35
 3/31/2006             $12,435                            $12,625.27
 4/30/2006             $12,497                            $12,686.88
 5/31/2006             $12,510                            $12,718.73
 6/30/2006             $12,549                            $12,754.47
 7/31/2006             $12,607                            $12,826.79
 8/31/2006             $12,691                            $12,905.80
 9/30/2006             $12,759                            $12,975.10
10/31/2006             $12,855                            $13,061.13
11/30/2006             $12,897                            $13,130.35
12/31/2006             $12,982                            $13,223.58
 1/31/2007             $13,091                            $13,339.03
 2/28/2007             $13,180                            $13,430.74
 3/31/2007             $13,220                            $13,484.41
 4/30/2007             $13,301                            $13,564.52
 5/31/2007             $13,367                            $13,647.10
 6/30/2007             $13,391                            $13,677.52
 7/31/2007             $12,961                            $13,219.64
 8/31/2007             $12,975                            $13,250.38
 9/30/2007             $13,174                            $13,509.28
10/31/2007             $13,259                            $13,638.25
11/30/2007             $13,038                            $13,448.95
12/31/2007             $13,038                            $13,490.98
 1/31/2008             $12,566                            $13,055.22
 2/29/2008             $12,233                            $12,727.77
 3/31/2008             $12,167                            $12,716.32
 4/30/2008             $12,573                            $13,187.41
 5/31/2008             $12,731                            $13,311.39
 6/30/2008             $12,779                            $13,344.65
 7/31/2008             $12,588                            $13,242.63
 8/31/2008             $12,561                            $13,225.33
 9/30/2008             $11,745                            $12,411.97
10/31/2008              $9,825                            $10,771.46
11/30/2008              $8,677                             $9,855.35
12/31/2008              $8,027                             $9,565.07
 1/31/2009              $8,501                            $10,273.09
 2/28/2009              $8,431                            $10,353.16
 3/31/2009              $8,412                            $10,502.49
 4/30/2009              $9,444                            $11,415.76
 5/31/2009             $10,219                            $12,112.22
 6/30/2009             $10,884                            $12,643.18
 7/31/2009             $11,441                            $13,242.07
 8/31/2009             $11,775                            $13,541.94
 9/30/2009             $12,232                            $13,975.05
10/31/2009             $12,457                            $14,052.42
11/30/2009             $12,522                            $14,088.58
12/31/2009             $12,864                            $14,502.74
 1/31/2010             $13,221                            $14,798.75
 2/28/2010             $13,229                            $14,841.26
 3/31/2010             $13,536                            $15,175.45
 4/30/2010             $13,740                            $15,398.52
 5/31/2010             $13,447                            $15,051.71
 6/30/2010             $13,354                            $14,981.42
 7/31/2010             $13,533                            $15,211.77
 8/31/2010             $13,595                            $15,263.31
 9/30/2010             $13,762                            $15,477.69
10/31/2010             $13,949                            $15,720.05
11/30/2010             $13,999                            $15,775.72
12/31/2010             $14,152                            $15,971.59
 1/31/2011             $14,367                            $16,286.31
 2/28/2011             $14,476                            $16,361.72
 3/31/2011             $14,472                            $16,359.44
 4/30/2011             $14,536                            $16,463.70
 5/31/2011             $14,532                            $16,448.85
 6/30/2011             $14,475                            $16,387.99
 7/31/2011             $14,486                            $16,412.01
 8/31/2011             $13,780                            $15,689.10
 9/30/2011             $13,829                            $15,756.33
10/31/2011             $14,165                            $16,211.87
11/30/2011             $14,107                            $16,132.22
12/31/2011             $14,161                            $16,214.45


                       Class A            Class C
    Senior        -------------------------------------
    Floating      Average            Average
     Rate         Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+
-                 -------------------------------------
1 Year Return     (3.38)%    0.36%   (0.90)%    0.06%
-------------------------------------------------------
5 Year Return       1.30%   10.85%     1.75%    9.08%
-------------------------------------------------------
10 Year Return         NA       NA     3.54%   41.61%
-------------------------------------------------------
Since Inception*    1.57%   12.79%     3.64%   61.05%
-------------------------------------------------------

                     # For the purposes of the table, it has been assumed that the maximum sales charge of 3.75% with respect to Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
                     + Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
                     *  Inception date: Class A: 10/04/2006; Class C:
                        08/31/1998.

                     The Fund operated as a closed-end investment company with monthly repurchase offers until October 4, 2006, whereupon it converted to an open-end investment company. Information in the graph and table reflects performance of the Fund as a closed-end investment company through October 3, 2006, and the Fund may have performed differently if it were an open-end investment company prior to that date.

                     For the 12 month period ended December 31, 2011, the SunAmerica Senior Floating Rate Class C returned (0.90)% compared to 1.52% for the S&P/LSTA Leveraged Loan Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%; Contingent Deferred Sales Charge (CDSC): Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com

[LOGO] AIG Sun America
Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS                  CUSTODIAN                  DISCLOSURE OF QUARTERLY
 Dr. Judith L. Craven       State Street Bank and     PORTFOLIO HOLDINGS
 William F. Devin             Trust Company           The Fund is required to
 Richard W. Grant           P.O. Box 5607             file its com-plete
 Stephen J. Gutman          Boston, MA 02110          schedule of portfolio
 Peter A. Harbeck                                     holdings with the U.S.
 William J. Shea           VOTING PROXIES ON FUND     Securities and Exchange
                           PORTFOLIO SECURITIES       Commission for its first
OFFICERS                   A description of the       and third fiscal quarters
 John T. Genoy, President  policies and proce-dures   on Form N-Q. The Fund's
   and Chief Executive     that the Fund uses to      Forms N-Q are available
   Officer                 determine how to vote      on the U.S. Securities
 Donna M. Handel,          proxies related to         and Exchange Commission's
   Treasurer               securities held in the     website at
 James Nichols, Vice       Fund's portfolio, which    http://www.sec.gov. You
   President               is available in the        can also review and
 Katherine Stoner, Chief   Fund's Statement of        obtain copies of the
   Compliance Officer      Additional Information     Forms N-Q at the U.S.
 Gregory N. Bressler,      may be ob-tained without   Securities and Exchange
   Chief Legal             charge upon request, by    Commission's Public
   Officer and Secretary   calling (800) 858-8850.    Refer-ence Room in
 Gregory R. Kingston,      This in-formation is also  Washington, DC
   Vice President and      available from the EDGAR   (information on the
   Assistant Treasurer     database on the U.S.       operation of the Public
 Nori L. Gabert, Vice      Secu-rities and Exchange   Reference Room may be
   President and           Commission's website at    ob-tained by calling
   Assistant Secretary     http://www.sec.gov.        1-800-SEC-0330).
 John E. McLean,
   Assistant Secretary     DELIVERY OF SHAREHOLDER    PROXY VOTING RECORD ON
 Kathleen Fuentes,         DOCUMENTS                  FUND PORTFOLIO SECURITIES
   Assistant Secretary     The Fund has adopted a     Information regarding how
 Diedre L. Shepherd,       policy that allows it to   the Fund voted proxies
   Assistant Treasurer     send only one copy of the  relating to securities
 Matthew J. Hackethal,     Fund's prospectus, proxy   held in the Fund's
   Anti-Money Laundering   material, annual report    portfolio during the most
   Compliance Officer      and semi-annual report     recent twelve month
                           (the "shareholder          period ended June 30 is
INVESTMENT ADVISER         documents") to             available, once filed
 SunAmerica Asset          shareholders with          with the U.S. Securities
   Management Corp.        multiple accounts          and Exchange Commis-sion,
 Harborside Financial      residing at the same       without charge, upon
   Center                  "household." This          request, by calling
 3200 Plaza 5              practice is called         (800) 858-8850 or on the
 Jersey City, NJ           householding and reduces   U.S. Securities and
   07311-4992              Fund expenses, which       Exchange Commission's
                           benefits you and other     website at
DISTRIBUTOR                shareholders. Unless the   http://www.sec.gov.
 SunAmerica Capital        Fund receives
   Services, Inc.          instructions to the        This report is submitted
 Harborside Financial      con-trary, you will only   solely for the general
   Center                  receive one copy of the    information of
 3200 Plaza 5              shareholder documents.     shareholders of the Fund.
 Jersey City, NJ           The Fund will continue to  Distribution of this
   07311-4992              household the              report to persons other
                           share-holder documents     than shareholders of the
SHAREHOLDER SERVICING      indefinitely, until we     Fund is authorized only
AGENT                      are instructed otherwise.  in connection with a
 SunAmerica Fund           If you do not wish to      currently effective
   Services, Inc.          participate in             prospectus, setting forth
 Harborside Financial      householding, please       details of the Fund,
   Center                  contact Shareholder        which must precede or
 3200 Plaza 5              Services at (800)          accompany this report.
 Jersey City, NJ           858-8850 ext. 6010 or
   07311-4992              send a written request
                           with your name, the name
TRANSFER AGENT             of your fund(s) and your
 State Street Bank and     account number(s) to
   Trust Company           SunAmerica Mutual Funds
 P.O. Box 219373           c/o BFDS, P.O. Box
 Kansas City, MO 64141     219186, Kansas City MO,
                           64121-9186. We will
                           resume individual
                           mailings for your account
                           within thirty (30) days
                           of receipt of your
                           request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM
                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.

DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

SFANN - 12/11

[LOGO]


Sun America
Mutual Funds

Item 2. Code of Ethics

     The SunAmerica Senior Floating Rate Fund, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
     Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                               2010     2011
                              -------  -------
     (a) Audit Fees           $81,940  $85,833
     (b) Audit-Related Fees   $     0  $     0
     (c) Tax Fees             $12,172  $12,744
     (d) All Other Fees       $     0  $     0

     Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

     Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                              2010   2011
                              ----   ----
     (b) Audit-Related Fees   $ 0    $ 0
     (c) Tax Fees             $ 0    $ 0
     (d) All Other Fees       $ 0    $ 0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2011 were $12,172 and $104,590, respectively.

     (h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

     Not  applicable.

Item 6. Investments.

     Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not  applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not  applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not  applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this
     Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 9, 2012


By: /s/ Donna M. Handel
    ------------------------------------
    Donna M. Handel
    Treasurer

Date: March 9, 2012